SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2007

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NORTH PENN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Pennsylvania	0-51234	20-1882440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503

(Address of principal executive offices) (Zip Code)

(570) 344-6113

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On April 24, 2007, the Boards of Directors of North Penn Bancorp, Inc., North Penn Mutual Holding Company and North Penn Bank adopted a Plan of Conversion and Reorganization pursuant to which North Penn Bank will reorganize from the mutual holding company structure to the stock holding company structure. Pursuant to the terms of the Plan, North Penn Mutual Holding Company will convert to a federally chartered mutual holding company and then subsequently convert to a federal interim stock savings association and simultaneously merge with and into North Penn Bank, with North Penn Bank as survivor. Additionally, North Penn Bancorp will convert to a federal mid-tier holding company and subsequently convert to a federal interim stock savings association and simultaneously merge with and into North Penn Bank, with North Penn Bank as survivor. North Penn Bank will form a new Pennsylvania corporation that will serve as the holding company for North Penn Bank. Shares of North Penn Bancorp’s common stock, other than those held by North Penn Mutual Holding Company, will be converted into shares of the new Pennsylvania corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new Pennsylvania holding company will offer shares of its common stock for sale to North Penn Bank’s eligible account holders, to North Penn Bank’s tax-qualified employee benefit plans and to members of the general public in a subscription and community offering in the manner, and subject to the priorities, set forth in the Plan. The highest priority will be depositors with qualifying deposits as of December 31, 2005.

The conversion and reorganization will be subject to approval of North Penn Bank’s depositors, North Penn Bancorp’s shareholders (including the approval of a majority of the shares held by persons other than North Penn Mutual Holding Company) and regulatory agencies.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
2.1	Plan of Conversion and Reorganization
99.1	Press release issued April 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2007

By:	/s/ FREDERICK L. HICKMAN
Frederick L. Hickman
President and Chief Executive Officer

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